united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/19

Item 1. Reports to Stockholders.

Newfound Risk Managed Global Sectors Fund

Class A Shares NFGAX

Class I Shares NFGIX

Newfound Multi-Asset Income Fund

Class A Shares NFMAX

Class C Shares NFMCX

Class I Shares NFMIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares NFDAX

Class I Shares NFDIX

Annual Report

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.thinknewfoundfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders,

We are pleased to provide our fifth Annual Letter to Shareholders.

Homer’s Odyssey follows the epic ten-year journey of Odysseus and his men as they try to make their way home after the fall of Troy. Along the way, the soldiers faced a seemingly endless string of challenges, including a cyclops who ate them alive, a sorceress who turned them into pigs, and sirens that would have lured them to their deaths with a song had they not plugged their ears with beeswax.

In one trial, the men had to navigate the Strait of Messina between the sea monsters Scylla and Charybdis. With her six serpentine heads, each with a triple row of sharp teeth, Scylla haunted the cliffs that lined one edge of the strait. Ships that came too close would immediately lose six sailors to the ravenous monster. Living under a rock on the other side of the strait was Charybdis. A few times a day, this monster would swallow up large amounts of water and belch it out, creating whirlpools that could sink an entire ship.

The strait was so narrow that the monsters lived within an arrow’s range of one another. To safely avoid one creature meant almost necessarily venturing too close to the other. On the one hand was almost certain, but limited, loss; on the other, the low probability of complete catastrophe.

Investors, similarly, must navigate between two risks: what we have called in the past the risks of failing slow and failing fast.1

1	We wrote about this in more detail on our blog: https://blog.thinknewfound.com/2018/04/failing-slow-failing-fast-and-failing-very-fast/

Slow failure results from taking too little risk, often from investors allocating too conservatively or holding excessive cash. In doing so, they fail to grow their capital at a sufficient rate to meet future real liabilities. Failure in this arena does not show up as a large portfolio drawdown: it creeps into the portfolio over time through opportunity cost or the slow erosion of purchasing power.

Fast failure results from the opposite scenario: taking too much risk. By allocating too aggressively (either to highly skewed or highly volatile investments), investors might incur material losses in their portfolios at a time when they cannot afford to do so.

We would argue that much of portfolio design is centered around figuring out which risk an investor is most sensitive to at a given point in their lifecycle and adjusting the portfolio accordingly.

Younger investors, for example, often have significant human capital (i.e. future earning potential) but very little investment capital. Sudden and large losses in their portfolios, therefore, are often immaterial in the long run, as both time and savings are on their side. Investing too conservatively at this stage in life can rely too heavily on savings and fail to exploit the compounding potential of time.

Therefore, younger, growth-oriented investors should be willing to bear the risk of failing fast to avoid the risk of failing slow. In fact, we would argue that it is the willingness to bear the risk of failing fast that allows these investors to potentially earn a premium in the first place. No pain, no premium.2

Over time, investors turn their human capital into investment capital through savings and investment. At retirement, investors believe that their future liabilities are sufficiently funded, and so give-up gainful employment to live off of their savings and investments. In other words, the sensitivity to slow failure has significantly declined.

However, with less time for the potential benefits of compounding and no plan on replenishing investments through further savings, the sensitivity to the risk of fast failure is dramatically heightened, especially in the years just prior to and just after retirement. This is further complicated by the fact that withdrawals from the portfolio can heighten the impact of sustained and large drawdowns.

Thus, older investors tend shift from riskier stocks to safer bonds, offloading their fast failure risk to those willing to bear it. Yet we should be hesitant to de-risk entirely; we must also acknowledge longevity risk. Too conservative a profile may also lead to disaster if an investor outlives their nest-egg.

As we balance the scales of failing fast and slow, we can see why trying to invest a perpetual endowment is so difficult. Consistent withdrawals invite the risk of failing fast

[2]	https://blog.thinknewfound.com/2019/02/no-pain-no-premium/

while the perpetual nature invites the risk of failing slow. A narrow strait to navigate between Scylla and Charybdis, indeed!

We would be remiss if we did not acknowledge that short-term, high quality bonds are not a panacea for fail fast risk. Inflation complicates the calculus and unexpected bouts of inflation (e.g. the U.S. in the 1970s) or hyper-inflation (e.g. Brazil in the 1980s, Peru from 1988-1991, or present-day Venezuela) can cause significant, if not catastrophic, declines in real purchasing power if enough investment risk is not borne.

Purchasing seemingly more volatile assets may actually be a hedge here. For example, real estate, when marked-to-market, may exhibit significant relative swings in value over time. However, as housing frequently represents one the largest real liabilities an investor faces, purchase of a primary residence can lock in the real cost of the asset and provide significant physical utility. Investors can further reduce inflation risk by financing the purchase with a modest amount of debt, a liability which will decline in real value with unexpected positive inflation shocks.

The aforementioned nuances notwithstanding, this broad line of thinking invites some interesting guidance regarding portfolio construction.

Investors sensitive to fast failure should seek to immunize their real future liabilities (e.g. via insurance, real asset purchases, cash-flow matching, structured products, et cetera). As they survey the infinite potential of future market states, they should be willing to give up returns in all states to avoid significant failure in any given one of them.

Investors sensitive to slow failure should seek to bear a diversified set of risk premia (e.g. equity risk premium, bond risk premium, credit premium, value, momentum, carry, etc.) that allows their portfolios to grow sufficiently to meet future real liabilities. These investors, then, are willing to pursue higher returns in the vast majority of future market states, even if it means increased losses in a few states.

We imagine this as if the investor sensitive to failing slow has piled up all their risk – like a big mound of dough – in the bad outcome states of the world. For their willingness to bear this risk, they earn more return in the good outcome states. The investor sensitive to failing fast, on the other hand, smears that mound of risk across all the potential outcomes. In their unwillingness to bear risk in a particular state, they reduce return potential across all states, but also avoid the risk of catastrophe.

Quantitatively, we saw exactly this trade-off play out in our piece The New Glide Path3, where we attempted to identify the appropriate asset allocation for investors in retirement based upon their wealth level. We found that:

●	Investors who were dramatically under-funded – i.e. those at risk of failing slow – relative to real liabilities were allocated heavily to equities.

[3]	https://blog.thinknewfound.com/2018/07/the-new-glide-path/

●	Investors who were near a safe funding level – i.e. those at risk of failing fast – were tilted dramatically towards assets like Treasury bonds in order to immunize their portfolio against fast failure.

●	The fortunate few investors who were dramatically over-funded could, pretty much, allocate however they pleased.

This same failing slow and failing fast framework also informs how trend equity strategies – like those we manage here at Newfound Research – can be used in portfolios.

In our recent commentary, Three Applications of Trend Equity 4 , we explored three implementation ideas for trend equity strategies: (1) as a defensive equity sleeve; (2) as a tactical pivot; or (3) as an alternative. While these are the most common approaches we see to implementing trend equity, we would argue that a more philosophically consistent route might be one that incorporates the notions of failing fast and failing slow.

In Risk Ignition with Trend Following5 we examined the realized efficient frontier of U.S. stocks and bonds from 1962-2017 and found that an investor who wanted to hold a portfolio targeting an annualized volatility of 10% would need to hold between 40-50% of their portfolio in bonds. If we were able to magically eliminate the three worst years of equity returns, at the cost of giving up the three best, that number dropped to 20-30%. And if we were able to eliminate the worst five at the cost of giving up the best five? Just 10%.

One interpretation of this data is that, with the benefit of hindsight, a moderate-risk investor would have had to carry a hefty allocation to bonds for the 55 years just to hedge against the low-probability risk of failing fast. If we believe the historical evidence supporting trend equity strategies, however, we may have an interesting solution at hand:

●	A strategy that has historically captured a significant proportion of the equity risk premium.

●	A strategy that has historically avoided a significant proportion of prolonged equity market declines.

Used appropriately, this strategy may help investors who are sensitive to failing slowly tactically increase their equity exposure when trends are favorable. Conversely, trend equity may help investors who are sensitive to failing fast de-risk their portfolio during negative trend environments.

[4]	https://blog.thinknewfound.com/2019/02/three-applications-of-trend-equity/

[5]	https://blog.thinknewfound.com/2018/04/risk-ignition-with-trend-following/

An Example of Trend Equity Use

Within this failing fast vs. failing slow framework, we can propose the following heuristic for trend equity use within a portfolio: for a simple stock/bond portfolio, an allocation to trend equity strategies can be taken in reverse proportion to the ratio of stocks to bonds.

Consider three example investors:

●	Growth Investor (80% equities / 20% bonds) – sensitive to failing slow.

●	Balanced Investor (50% equities / 50% bonds) – sensitive to both failing fast and slow.

●	Conservative Investor (20% equities / 80% bonds) – sensitive to failing fast.

If each investor wanted to make a 10% allocation to trend equity strategies following the proposed heuristic, the breakdown of the assets used to make up the new 10% sleeve would be:

●	Growth Investor – 2% from equities and 8% from bonds.

●	Balanced Investor – 5% from equities and 5% from bonds.

●	Conservative Investor – 8% from equities and 2% from bonds.

For the investors sensitive to failing slowly (growth investors), taking a higher allocation from bonds allows for potentially higher market participation.

For the investors sensitive to failing fast (conservative investors), taking a higher allocation from equities allows for potentially higher downside protection.

Navigating the Risks

Of course, the risk is short-term underperformance of the strategic portfolio due to whipsaw events within the trend equity strategy. This should remind us that while investors can seek to manage risk by diversifying away from equities and bonds, our default assumption should be that “risk cannot be destroyed, only transformed.” But when we have the option to adjust our exposure to these risks, the benefit of avoiding slow failure may outweigh the potential to underperform slightly.

Additionally, we should also acknowledge that the potential benefits are rarely realized in a smooth, continuous manner and that the implementation should be considered a long-term allocation, not a trade.

Investors must navigate a significant number of risks throughout their lifecycle. At Newfound, we like to think of the two driving risks that investors face as the risk of failing fast and the risk of failing slow. Much like Odysseus navigating between Scylla and Charybdis, these risks are at direct odds with one another and trying to avoid one increases the risk of the other.

Fortunately, which of these risks an investor cares about evolves throughout their lifecycle. Young investors typically can afford to fail fast, as they have both future earning potential and time on their side. By not saving adequately, or by investing too conservatively, however, a young investor can invite the risk of slow failure and find themselves woefully underfunded for future real liabilities. Hence investors at this stage are typically aggressively allocated towards growth assets.

As investors age, time and earning potential dwindle and the risk of fast failure increases. At this point, large and prolonged drawdowns can permanently impair an investor’s lifestyle. So long as real liabilities are sufficiently funded, the risk of slow failure dwindles. Thus, investors often de-risk their portfolios towards stable return sources such as high-quality fixed income.

We believe this dual-risk framework is a useful model for determining how any asset or strategy should fit within a particular investor’s plan. For an investor sensitive to slow failure, funding the allocation predominately from bond exposure can sail closer to Charybdis; for an investor sensitive to fast failure, funding the allocation predominately from equities can put them closer to Scylla.

Ultimately – and backed up by our findings in our referenced commentaries – a risk-based mindset makes it obvious that allocation choices are really all about trade-offs in opportunity (“no pain, no premium”) and risk (“risk cannot be destroyed, only transformed.”)

Newfound Risk Managed Global Sectors Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2019, the Newfound Risk Managed Global Sectors Fund returned -0.53% and -0.27% on a total-return basis for the Class A shares and Class I shares, respectively. This compares to 2.60% for the MSCI ACWI (“All Country World Index”) Net Return Index6 (“MSCI ACWI”) and 2.92% for a 50/50 blend of MSCI ACWI and the Barclays U.S. 1-3 Year Treasury Bond Index7 (“Balanced Benchmark”).

Seven of the ten sectors in the Fund’s investment universe were positive for the period. Financials were down the most (-8.6%) followed by Materials (-2.7%) and Industrials (-0.7%). Five of the seven positive sectors outperformed the MSCI ACWI: Utilities (+13.7%), Health Care (+12.1%), Technology (+9.0%), Consumer Staples (+6.0%), and Consumer Discretionary (+3.2%). Energy (+2.3%) and Communication Services (+2.2%) appreciated but lagged the all equity benchmark.

The Fund’s average equity exposure during the fiscal year was greater than 80%. We held significant positions in all ten sectors during the majority of the year. Our largest average positions were in Utilities and Technology.

Broadly speaking, we can divide the fiscal year into three periods. From March 31, 2018 through September 24, 2018, the MSCI ACWI experienced steady gains with much less volatility than is typical for the equity markets. Over this period, the MSCI ACWI gained 5.1% and the Balanced Benchmark gained 2.7%. The Fund carried a modest cash allocation (less than 12%) coming out of the market correction in February 2018 until the beginning of May 2018. From May until the end of this subperiod, the Fund carried a full equity allocation (excluding nominal cash positions held for managing daily inflows/outflows). All sectors with the exception of Communication Services were in the portfolio in significant allocation (greater than 10%) at some point during the period. Nine of the ten sectors in the Fund’s investment universe appreciated during this time with Financials (-0.8%) being the only one posting a loss. Health Care (+13.5%) and Technology (+10.8%) led the way.

From September 24, 2018 to December 24, 2018, the global equity markets quickly tumbled 16.4%. The Balanced Benchmark lost 7.8% over this period. The Fund initiated a cash position at the end of October and built it to nearly 50% by the end of the period. Energy (-24.6%), Technology (-22.5%), Industrials (-20.8%), and Consumer Discretionary (-20.1%) were the biggest underperformers.

[6]	The MSCI ACWI Net Return Index is the version of the MSCI ACWI Index that includes the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI ACWI Index is a capitalization-weighted index that includes large and mid cap companies from 23 Developed Markets and 23 Emerging Markets countries.

[7]	The Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.

The market rebounded from December 24, 2018 through the end of the fiscal year. The MSCI ACWI returned +17.1% and the Balanced Benchmark returned 8.8%. The continued volatility and quick reversal caused the cash position to increase in the Fund as short-, mid-and long-term trends remained negative. The cash position peaked at 78% in mid-January 2019, and the Fund was fully invested by the end of the fiscal year. Utilities and Technology were the only sectors that remained in the Fund through the period, and by the end of the fiscal year, all ten sectors were included in the portfolio. Technology (+27.0%) led the pack while Utilities (+12.3%) and Financials (+13.5%) lagged.

From a return perspective, the Fund’s relative performance vs. the Blended Benchmark can be decomposed into four parts:

1.	Asset allocation (i.e. the allocation between global equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted MSCI ACWI

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging[8] and trade optimization[9]

For the year, the Fund returned -0.27% (I Share) vs. 2.92% for the Blended Benchmark. The most significant detractor from performance was our decision to overweight stocks vs. the 50/50 stock/bond Blended Benchmark. This decision was driven by broad-based equity momentum.

The equal sector weight base portfolio was a significant contributor to performance as the average return across the ten sectors in the Fund’s investment universe was 3.6% compared to a 2.7% return for MSCI ACWI. Our rebalance methodology and individual sector calls were also modest contributors to performance, although not to the same extent as the equal sector weight base portfolio.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

[8]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[9]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

As of March 31, 2019, we were invested in all of the ten sectors in the Fund’s investment universe. No position made up more than 15% of the portfolio.

Newfound Risk Managed U.S. Sectors Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2019, the Newfound Risk Managed U.S. Sectors Fund returned -0.11% and 0.25% on a total return basis for the Class A shares and Class I shares, respectively. This compares to 9.50% for the S&P 500 Index10 (“S&P 500”) and 6.39% for a 50/50 blend of the S&P 500 and the Barclays U.S. 1-3 Year Treasury Bond Index (“Balanced Benchmark”).

Eight of the ten sectors in the Fund’s investment universe were positive for the period. The lone exceptions were Materials (-0.5%) and Financials (-4.9%). Five sectors outperformed the S&P 500: Utilities (+19.1%), Technology (+14.8%), Health Care (+14.5%), Consumer Discretionary (+13.9%), and Consumer Staples (+9.8%). Communication Services (+6.3%), Industrials (+3.1%), and Energy (+1.1%) all appreciated but lagged the S&P 500.

The Fund’s average equity exposure during the fiscal year was approximately 75%. We held significant positions in five of the sectors during the majority of the year. The primary exception was Materials, which was out of the portfolio from mid-April 2018 onward. Our largest average positions were in Utilities, Financials, Energy, Technology, and Consumer Discretionary.

The U.S. equity markets followed a pattern that was very similar to those discussed for the global equity markets in the Risk Managed Global Sectors section above. The markets were incredibly calm with an upward trajectory through late September, followed by a quick decline through December, and finishing out the fiscal year with a reversal.

The main rebalance trends involved the rise and decline of the cash allocation before its removal in early June 2018 with a new position in Energy and a larger allocation in Technology. Health Care and Utilities were added back to the portfolio in July 2018, and Industrials and Consumer Staples were added back in August 2018.

Heightened volatility in the market in October 2018 resulted in the scaling back of every sector in the Fund with the exception of Utilities. The cash position grew to 80% in mid-January 2019. By the end of the fiscal year, cash was scaled back to ~20%, and the Fund held six of the ten sectors.

From a return perspective, the Fund’s relative performance vs. the Blended Benchmark can be decomposed into four parts:

[10]	The S&P 500 Index is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies listed in the United States and captures approximately 80% of available market capitalization.

1.	Asset allocation (i.e. the allocation between global equities and fixed income)

2.	Performance of our equal sector weight base portfolio vs. the market-cap weighted S&P 500

3.	Individual tactical sector decisions

4.	Rebalance methodology including dollar cost averaging[11] and trade optimization[12]

For the year, the Fund returned +0.25% (I Share) vs. +6.39% for the Blended Benchmark. The most significant detractor from performance was our decision to overweight stocks vs. the 50/50 stock/bond Blended Benchmark. This decision was driven by broad-based equity momentum.

The equal sector weight base portfolio was a significant detractor from performance as the average return across the nine sectors in the Fund’s investment universe was 7.7% compared to a 9.5% return for the S&P 500. Our individual sector calls were a modest contributor to performance, and our rebalance methodology was a modest detractor.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2019, we were fully invested, holding six of the ten sectors in the Fund’s investment universe. The exceptions were Energy, Materials, Financials, and Health Care. Our only positions making up more than 15% of the portfolio were Industrials, Technology, and Utilities.

Newfound Multi-Asset Income Fund

Performance and Positioning Review

For the one-year period that ended March 31, 2019, the Newfound Multi-Asset Income Fund returned -3.95%, -4.68%, and -3.69% on a total-return basis for the Class A shares,

[11]	Dollar cost averaging is a technique of buying or selling a fixed amount of a particular investment on a regular schedule.

[12]	Trade optimization refers to techniques meant to reduce both the quantity and size of trades in a given investment strategy.

Class C shares, and Class I shares, respectively. Over the same period, the MSCI ACWI Net Return Index (“MSCI ACWI”), Barclays Aggregate Bond Index13 (“Barclays Aggregate”), and a 50/50 blend of the MSCI ACWI and Barclays Aggregate (“Blended Benchmark”) returned 2.60%, 4.48%, and 3.79%, respectively.

Since launch, the Fund’s annualized volatility14 has been 5.1% compared to 11.6% for the MSCI ACWI, 3.0% for the Barclays Aggregate, and 5.8% for the Blended Benchmark. The Fund was diversified to both core stocks (correlation15 of 0.67 to the MSCI ACWI) and core bonds (correlation of 0.31 to the Barclays Aggregate).

The last twelve months were mixed for the Fund’s high-income investment universe. Ten out of the 16 asset classes outperformed the MSCI ACWI, and 8 of the asset classes also outperformed the Barclays Aggregate Bond Index. Preferreds (+3.2%) and USD-denominated emerging market bonds (+4.4%) were in between these two benchmarks.

The best performing asset classes were U.S. REITs (+20.1%), MLPs (+14.3%), mortgage REITs (+11.4%), and U.S. dividend stocks (+7.3%). The worst performing asset classes were local-currency emerging market bonds (-9.4%), International Treasuries (-4.4%), international dividend stocks (-1.2%), and international REITs (+2.1%).

From a risk perspective, the average maximum drawdown across the Fund’s investment universe was 11.9%. MLPs experienced a maximum peak-to-trough loss of 25.6%, and local-currency emerging market bonds, covered calls, and U.S. dividend stocks all experienced maximum peak-to-trough losses of between 15% and 20%. On the other hand, U.S. corporate bonds (both high yield and investment grade), bank loans, and USD-denominated emerging market bonds all experienced maximum peak-to-trough losses of less than 7%.

The majority of the allocation shifts occurred in late 2018 and early 2019 as the result of elevated market volatility. A significant defensive short-term U.S. Treasury position was introduced in December 2018 and peaked at 65% in mid-January 2019 before being removed in mid-February 2019. Bank loans, high yield corporate bonds, mortgage REITs, and preferreds were consistently among our largest allocations. U.S. and international Treasuries and international REITs were the least utilized asset classes.

Relative to the Blended Benchmark, the Fund’s performance can be attributed to the following categories:

1.	High income investment universe vs. the Blended Benchmark

[13]	The Barclays US Aggregate Bond Index is an index that covers the U.S. investment-grade bond universe.

[14]	Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance of returns. Commonly, higher volatility implies higher risk.

[15]	Correlation is a measure of the degree to which the values of different investment types move in the same direction. The correlation coefficient indicates both the strength and direction of the relationship between two variables. Values range from -1.0, indicating a strong negative relationship, to +1.0, indicating a strong positive relationship.

2.	The Sharpe Parity strategy asset allocation where we favor lower risk and higher yielding assets classes relative to higher risk and lower yielding asset classes

3.	The trend overlay which is utilized to manage risk, selling out of exposures that are trending downward

4.	The re-use of capital whereby we prefer to reallocate capital from negatively trending asset classes to positively trending asset classes instead of going directly to a defensive short-term Treasury allocation

5.	Our rebalancing process which is used to manage tracking error as well as trading/turnover

From a pure return perspective, the underperformance of the Fund’s high-income investment universe was the major detractor from performance. The Sharpe Parity strategic asset allocation, trend overlay, and re-use of capital all slightly detracted from returns. This was partially offset by a positive contribution from our rebalancing process. From a risk perspective, both the Sharpe Parity strategy asset allocation and the trend overlay materially reduced volatility, as designed.

Looking Ahead

At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

As of March 31, 2019, we were invested in twelve of the sixteen exposures in the Fund’s investment universe. Our top five allocations – from largest to smallest – are to preferreds, corporate bonds, high yield bonds, bank loans, and USD-denominated emerging market bonds.

After our momentum models determine which exposures have positive trends and will be included in the portfolio, allocations are made proportionally to estimated Sharpe Ratios16. We proxy Sharpe Ratios with risk-adjusted yield. As a result, risk-adjusted yields can be instructive as to how allocations may potentially change should our momentum signal on a given exposure switch from positive to negative or vice versa.

Overall, risk-adjusted yields were approximately 6% lower at the end of the fiscal year relative to the beginning of the fiscal year. Average gross yields decreased by nearly 30 basis points (bps) during the year. This was partially offset by decreased volatility.

[16]	The Sharpe ratio is the return of an investment in excess of the risk-free rate divided by the volatility of the investment. It Is used to standardize returns for the amount of risk.

Bank loans, preferreds, high yield corporate bonds, corporate bonds, and mortgage REITs offered the highest risk-adjusted yield in the Fund’s investment universe. All of these five exposures were in the portfolio as of fiscal year end. International Treasuries, U.S. dividend stocks, U.S. Treasuries, covered calls, and U.S. REITs were offering the lowest risk-adjusted yield.

We thank you for your continued support and for allowing us to serve you and the Funds.

Sincerely,

Corey Hoffstein, Chief Investment Officer

Nathan Faber, Portfolio Manager

NLD Code: 2035-NLD-4/25/2019

Newfound Case ID: 8471939

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges

Newfound Risk Managed Global Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019 compared to its benchmark:

			Since Inception (1)
	1 Year	3 Year	(Annualized)
Newfound Risk Managed Global Sectors Fund - Class A Shares	(0.53)%	6.35%	2.30%
Newfound Risk Managed Global Sectors Fund - Class A Shares With Load	(6.22)%	4.27%	1.06%
Newfound Risk Managed Global Sectors Fund - Class I Shares	(0.27)%	6.61%	2.58%
MSCI All Country World Index **	2.60%	10.67%	6.31%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	2.73%	0.98%	0.94%
50/50 MSCI ACWI/ 1-3 Year Treasury Blend ****	2.92%	5.86%	3.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75% and 1.50% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 2.43% and 2.18% of average daily net assets attributable to for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the Bloomberg Barclays US Treasury 1-3 Year Index and MSCI All Country World Index (ACWI). You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

Comparison of the Change in Value of a $1,000,000 Investment

The Fund’s holdings by asset class as of March 31, 2019 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019 compared to its benchmark:

			Since Inception (1)
	1 Year	3 Year	(Annualized)
Newfound Multi-Asset Income Fund - Class A Shares	(3.95)%	1.44%	0.24%
Newfound Multi-Asset Income Fund - Class A Shares With Load	(9.51)%	(0.53)%	(1.05)%
Newfound Multi-Asset Income Fund - Class C Shares	(4.68)%	0.69%	(0.53)%
Newfound Multi-Asset Income Fund - Class I Shares	(3.69)%	1.68%	0.47%
S&P 500 Total Return Index **	9.50%	13.51%	10.18%
Bloomberg Barclays Capital U.S. Aggregate Bond Index ***	4.48%	2.03%	2.47%
50/50 MSCI ACWI/ Barclays Aggregate Bond ****	3.79%	6.41%	4.28%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be required to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.60%, 2.35% and 1.35% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 1.79%, 2.54% and 1.54% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the Bloomberg Barclays Capital U.S. Aggregate Bond Index and MSCI All Country World Index (ACWI). You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class as of March 31, 2019 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	77.7%
Exchange Traded Funds - Equity	19.4%
Exchange Traded Notes - Equity	3.0%
Short-Term Investments	27.0%
Liabilities in Excess of Other Assets	(27.1)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Risk Managed U.S. Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019 compared to its benchmark:

			Since Inception (1)
	1 Year	3 Year	(Annualized)
Newfound Risk Managed U.S. Sectors Fund - Class A Shares	(0.01)%	6.87%	2.24%
Newfound Risk Managed U.S. Sectors Fund - Class A Shares With Load	(5.80)%	4.79%	0.67%
Newfound Risk Managed U.S. Sectors Fund - Class I Shares	0.25%	7.27%	2.59%
S&P 500 Total Return Index **	9.50%	13.51%	10.27%
Bloomberg Barclays U.S. Treasury 1-3 Year Index ***	2.73%	0.98%	1.00%
50/50 S&P 500/ 1-3 Year Treasury Blend ****	6.39%	7.24%	5.74%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may be reiuired to pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.50% and 1.25% of average daily net assets attributable to Class A and Class I shares, respectively. The Fund’s gross total operating expenses as of its last prospectus is 1.93% and 1.68% of average daily net assets attributable to Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg Barclays US Treasury 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

****	This Blended Benchmark is an equally weighted custom composite of the S&P 500 Total Return Index and the Bloomberg Barclays US Treasury 1-3 Year Index. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

Comparison of the Change in Value of a $1,000,000 Investment

The Fund’s holdings by asset class as of March 31, 2019 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	79.1%
Exchange Traded Funds - Debt	20.9%
Short-Term Investments	17.8%
Liabilities in Excess of Other Assets	(17.8)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

Newfound Risk Managed Global Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2019

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 100.2%
	EQUITY FUNDS - 100.2%
88,769	iShares Global Comm Services ETF	$4,995,919
31,458	iShares Global Consumer Discretionary ETF	3,561,360
94,377	iShares Global Consumer Staples ETF	4,877,403
29,661	iShares Global Energy ETF	999,576
54,483	iShares Global Financials ETF	3,350,705
72,834	iShares Global Healthcare ETF	4,450,157
77,320	iShares Global Industrials ETF	6,877,614
53,428	iShares Global Materials ETF	3,427,941
40,018	iShares Global Tech ETF	6,845,879
123,761	iShares Global Utilities ETF	6,689,282
	TOTAL EXCHANGE TRADED FUNDS (Cost $44,179,987)	46,075,836

	TOTAL INVESTMENTS - 100.2% (Cost $44,179,987)	$46,075,836
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(82,302)
	TOTAL NET ASSETS - 100.0%	$45,993,534

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

Newfound Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2019

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 97.1%
	DEBT FUNDS - 77.7%
170,484	Invesco Emerging Markets Sovereign Debt ETF	$4,773,552
216,450	Invesco Senior Loan ETF (a)	4,900,428
20,082	Invesco Variable Rate Preferred ETF	493,615
14,420	iShares 20+ Year Treasury Bond ETF	1,823,265
10,385	iShares Convertible Bond ETF	601,916
48,254	iShares iBoxx $ Investment Grade Corporate Bond ETF	5,745,121
60,989	iShares iBoxx High Yield Corporate Bond ETF (a)	5,273,719
102,794	iShares Preferred & Income Securities ETF	3,757,121
34,678	SPDR Bloomberg Barclays Convertible Securities ETF (a)	1,811,925
130,895	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	4,366,657
99,666	VanEck Vectors Preferred Securities ex Financials ETF	1,934,517
		35,481,836
	EQUITY FUNDS - 19.4%
50,860	Global X MLP ETF	451,128
104,902	iShares Mortgage Real Estate ETF	4,546,453
37,942	Vanguard Global ex-U.S. Real Estate ETF	2,260,205
18,357	Vanguard Real Estate ETF	1,595,407
		8,853,193

	TOTAL EXCHANGE TRADED FUNDS (Cost $43,591,065)	44,335,029

	EXCHANGE TRADED NOTES - 3.0%
	EQUITY FUND - 3.0%
53,126	JPMorgan Alerian MLP Index ETN (a)	1,355,244
	TOTAL EXCHANGE TRADED NOTES (Cost $1,344,793)	1,355,244

	SHORT-TERM INVESTMENTS - 27.0%
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 27.0%
1,018,610	Fidelity Government Money Market Portfolio, Institutional Class 2.34% + (b)	1,018,610
11,303,110	Morgan Stanley Prime Portfolio, Institutional Class 2.54% + (b)	11,303,110

	TOTAL SHORT-TERM INVESTMENTS (Cost $12,321,720)	12,321,720

	TOTAL INVESTMENTS - 127.1% (Cost $57,257,578)	$58,011,993
	LIABILITIES IN EXCESS OF OTHER ASSETS - (27.1)%	(12,376,766)
	TOTAL NET ASSETS - 100.0%	$45,635,227

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2019.

(a)	All or a portion of the security is out on loan at March 31, 2019. Total loaned securities had a market value of $12,072,161 at March 31, 2019.

(b)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2019. Total collateral had a market value of $12,321,720 at March 31, 2019.

See accompanying notes to financial statements.

Newfound Risk Managed U.S. Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2019

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 100.0%
	DEBT FUND - 20.9%
111,862	iShares 1-3 Year Treasury Bond ETF	$9,409,832

	EQUITY FUNDS - 79.1%
55,691	Communication Services Select Sector SPDR Fund	2,604,668
12,666	Consumer Discretionary Select Sector SPDR Fund	1,442,024
41,426	Consumer Staples Select Sector SPDR Fund	2,324,413
43,872	Fidelity MSCI Communication Services Index ETF	1,402,149
17,684	Fidelity MSCI Consumer Discretionary Index ETF	775,797
36,971	Fidelity MSCI Consumer Staples Index ETF	1,251,838
80,068	Fidelity MSCI Industrials Index ETF	3,058,598
50,776	Fidelity MSCI Information Technology Index ETF	3,010,001
77,971	Fidelity MSCI Utilities Index ETF (a)	2,986,289
75,771	Industrial Select Sector SPDR Fund (a)	5,685,098
75,561	Technology Select Sector SPDR Fund (a)	5,591,514
95,364	Utilities Select Sector SPDR Fund	5,547,324
		35,679,713

	TOTAL EXCHANGE TRADED FUNDS (Cost $43,765,909)	45,089,545

	SHORT-TERM INVESTMENTS - 17.8%
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 17.6%
1,116,120	Fidelity Government Money Market Portfolio, Institutional Class 2.34% + (b)	1,116,120
6,810,170	Morgan Stanley Prime Portfolio, Institutional Class 2.54% + (b)	6,810,170
		7,926,290
	MONEY MARKET FUND - 0.2%
79,604	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 2.29% +	79,604

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,005,894)	8,005,894

	TOTAL INVESTMENTS - 117.8% (Cost $51,771,803)	$53,095,439
	LIABILITIES IN EXCESS OF OTHER ASSETS - (17.8)%	(8,013,716)
	TOTAL NET ASSETS - 100.0%	$45,081,723

ETF - Exchange Traded Fund

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2019.

(a)	All or a portion of the security is out on loan at March 31, 2019. Total loaned securities had a market value of $7,757,935 at March 31, 2019.

(b)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2019. Total collateral had a market value of $7,926,290 at March 31, 2019.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2019

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
ASSETS
Investment securities:
At cost (cost of securities on loan - $0, $12,038,434 and $7,549,714) (a)	$44,179,987	$57,257,578	$51,771,803
At fair value (securities on loan, at value - $0, $12,072,161 and $7,757,935) (a)	$46,075,836	$58,011,993	$53,095,439
Dividends and interest receivable	4	11,364	50
Receivable for securities sold	50,159	243,493	2,486,017
Receivable for fund shares sold	9	47,711	513
Prepaid expenses	14,753	31,046	13,654
TOTAL ASSETS	46,140,761	58,345,607	55,595,673

LIABILITIES
Collateral on securities loaned	—	12,321,720	7,926,290
Due to Custodian	39,512	244,499	—
Distribution (12b-1) fees payable	1,021	5,147	1,348
Payable for investments purchased	—	—	2,493,613
Investment advisory fees payable	51,635	27,104	18,493
Payable for fund shares redeemed	6,723	62,425	29,108
Payable to related parties	9,906	8,845	8,994
Accrued expenses and other liabilities	38,430	40,640	36,104
TOTAL LIABILITIES	147,227	12,710,380	10,513,950
NET ASSETS	$45,993,534	$45,635,227	$45,081,723

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$44,794,917	$52,027,665	$44,936,997
Accumulated earnings (losses)	1,198,617	(6,392,438)	144,726
NET ASSETS	$45,993,534	$45,635,227	$45,081,723

(a)	Investment securities include securities purchased with cash proceeds from securities loans.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2019

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,743,263	$24,846,300	$6,239,534
Shares of beneficial interest outstanding	431,932	2,809,441	629,460
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.98	$8.84	$9.91
Maximum offering price per share (5.75% sales charge)	$11.65	$9.38	$10.51

Class C Shares:
Net Assets	$—	$1,109,070	$—
Shares of beneficial interest outstanding	—	125,824	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$—	$8.81	$—

Class I Shares:
Net Assets	$41,250,271	$19,679,857	$38,842,189
Shares of beneficial interest outstanding	3,753,891	2,226,242	3,897,300
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.99	$8.84	$9.97

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2019

	Newfound Risk	Newfound Multi-	Newfound Risk
	Managed Global	Asset Income	Managed U.S.
	Sectors Fund	Fund	Sectors Fund
INVESTMENT INCOME
Dividends	$1,081,544	$3,095,623	$1,035,101
Securities lending income - net	1,610	92,605	10,125
TOTAL INVESTMENT INCOME	1,083,154	3,188,228	1,045,226

EXPENSES
Investment advisory fees	583,182	536,051	462,961
Distribution (12b-1) fees:
Class A	16,685	90,773	18,627
Class C	—	20,521	—
Registration fees	53,425	58,875	50,425
Administrative services fees	48,711	59,939	47,516
Transfer agent fees	46,665	26,675	34,410
Accounting services fees	35,369	43,206	34,925
Printing expenses	21,979	34,864	19,725
Audit fees	20,457	19,198	22,698
Third party administrative servicing fees	18,775	25,182	28,895
Legal fees	16,233	19,077	18,023
Trustees fees and expenses	15,860	15,828	15,439
Compliance officer fees	10,006	11,965	10,230
Custodian fees	6,581	8,098	6,747
Insurance expense	1,825	4,254	1,095
Interest expense	306	13,986	243
Other expenses	2,909	6,013	3,369
TOTAL EXPENSES	898,968	994,505	775,328

Less: Fees waived by the Adviser	(116,887)	(30,214)	(147,404)

NET EXPENSES	782,081	964,291	627,924
NET INVESTMENT INCOME	301,073	2,223,937	417,302

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from security transactions	5,248,024	(5,723,076)	1,219,628
Distributions of realized gains by underlying investment companies	—	62,411	—
Net change in unrealized appreciation (depreciation) on investments	(5,677,453)	766,619	(1,599,724)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(429,429)	(4,894,046)	(380,096)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(128,356)	$(2,670,109)	$37,206

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Newfound Risk Managed Global Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment income	$301,073	$301,600
Net realized gain from security transactions	5,248,024	1,400,691
Net change in unrealized appreciation (depreciation) on investments	(5,677,453)	2,157,330
Net increase (decrease) in net assets resulting from operations	(128,356)	3,859,621

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	—	(33,269)
Class I	—	(320,023)
Total distributions paid *
Class A	(656)	—
Class I	(150,174)	—
Total distributions to shareholders	(150,830)	(353,292)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	1,109,058	4,122,186
Class C ^	—	166,629
Class I	2,964,222	7,117,965
Distributions reinvested
Class A	622	31,866
Class I	141,746	298,492
Redemption fee proceeds
Class A	288	100
Class C ^	—	20
Class I	109	954
Cost of shares redeemed
Class A	(4,372,658)	(1,538,336)
Class C ^	—	(532,148)
Class I	(6,395,843)	(6,588,652)
Net increase (decrease) in net assets from shares of beneficial interest	(6,552,456)	3,079,076

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,831,642)	6,585,405

NET ASSETS
Beginning of year	52,825,176	46,239,771
End of year **	$45,993,534	$52,825,176

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year presentation.

^	Class C shares converted into Class A shares on March 27, 2018.

**	Net Assets - End of year includes distributions in excess of net investment loss of ($214,583) as of March 31, 2018.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed Global Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
SHARE ACTIVITY
Class A:
Shares Sold	98,576	369,313
Shares Reinvested	60	2,798
Shares Redeemed	(387,639)	(140,102)
Net increase (decrease) in shares of beneficial interest outstanding	(289,003)	232,009

Class C: ^
Shares Sold	—	15,590
Shares Redeemed	—	(49,618)
Net decrease in shares of beneficial interest outstanding	—	(34,028)

Class I:
Shares Sold	267,676	644,438
Shares Reinvested	13,603	26,184
Shares Redeemed	(584,545)	(591,233)
Net increase (decrease) in shares of beneficial interest outstanding	(303,266)	79,389

^	Class C shares converted into Class A shares on March 27, 2018.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment income	$2,223,937	$2,515,307
Net realized loss from security transactions	(5,723,076)	(456,252)
Distributions of realized gains by underlying investment companies	62,411	43,735
Net change in unrealized appreciation (depreciation) on investments	766,619	(1,797,880)
Net increase (decrease) in net assets resulting from operations	(2,670,109)	304,910

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(1,627,950)
Class C	—	(79,414)
Class I	—	(971,340)
Total distributions paid *
Class A	(1,472,957)	—
Class C	(68,240)	—
Class I	(1,139,636)	—
Total distributions to shareholders	(2,680,833)	(2,678,704)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	10,231,373	34,560,051
Class C	33,100	770,013
Class I	9,986,950	22,300,272
Distributions reinvested
Class A	1,458,168	1,610,353
Class C	64,162	74,446
Class I	757,739	624,827
Redemption fee proceeds
Class A	8,474	4,423
Class C	—	12
Class I	684	768
Cost of shares redeemed
Class A	(25,902,593)	(31,121,440)
Class C	(1,662,903)	(405,308)
Class I	(18,787,412)	(8,948,300)
Net increase (decrease) in net assets from shares of beneficial interest	(23,812,258)	19,470,117

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,163,200)	17,096,323

NET ASSETS
Beginning of year	74,798,427	57,702,104
End of year **	$45,635,227	$74,798,427

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of year includes distributions in excess of net investment loss of $0 as of March 31, 2018.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Multi-Asset Income Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
SHARE ACTIVITY
Class A:
Shares Sold	1,079,914	3,464,789
Shares Reinvested	160,796	162,778
Shares Redeemed	(2,802,279)	(3,157,925)
Net increase (decrease) in shares of beneficial interest outstanding	(1,561,569)	469,642

Class C:
Shares Sold	3,636	77,546
Shares Reinvested	7,129	7,556
Shares Redeemed	(182,747)	(41,393)
Net increase (decrease) in shares of beneficial interest outstanding	(171,982)	43,709

Class I:
Shares Sold	1,077,943	2,238,824
Shares Reinvested	84,022	63,241
Shares Redeemed	(2,052,940)	(898,247)
Net increase (decrease) in shares of beneficial interest outstanding	(890,975)	1,403,818

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment income	$417,302	$202,993
Net realized gain from security transactions	1,219,628	452,631
Net change in unrealized appreciation (depreciation) on investments	(1,599,724)	1,331,583
Net increase in net assets resulting from operations	37,206	1,987,207

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	—	(43,583)
Class I	—	(196,061)
Total distributions paid *
Class A	(425,382)	—
Class I	(2,633,419)	—
Total distributions to shareholders	(3,058,801)	(239,644)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	1,247,235	4,053,949
Class C ^	—	174,145
Class I	11,351,364	28,991,812
Distributions reinvested
Class A	380,373	37,072
Class I	2,547,530	191,982
Redemption fee proceeds
Class I	1,725	209
Cost of shares redeemed
Class A	(2,692,026)	(5,640,192)
Class C ^	—	(1,352,963)
Class I	(12,760,228)	(3,702,910)
Net increase in net assets from shares of beneficial interest	75,973	22,753,104

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,945,622)	24,500,667

NET ASSETS
Beginning of year	48,027,345	23,526,678
End of year **	$45,081,723	$48,027,345

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year presentation.

^	Class C shares converted into Class A shares on March 27, 2018.

**	Net Assets - End of year includes distributions in excess of net investment loss of $0 as of March 31, 2018.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Newfound Risk Managed U.S. Sectors Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
SHARE ACTIVITY
Class A:
Shares Sold	119,380	385,569
Shares Reinvested	39,471	3,502
Shares Redeemed	(259,838)	(525,364)
Net decrease in shares of beneficial interest outstanding	(100,987)	(136,293)

Class C: ^
Shares Sold	—	16,473
Shares Redeemed	—	(129,926)
Net decrease in shares of beneficial interest outstanding	—	(113,453)

Class I:
Shares Sold	1,070,536	2,717,815
Shares Reinvested	262,289	17,982
Shares Redeemed	(1,218,883)	(346,520)
Net increase in shares of beneficial interest outstanding	113,942	2,389,277

^	Class C shares converted into Class A shares on March 27, 2018.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$11.04		$10.27	$9.20	$10.06	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.05		0.04	0.03	0.03	(0.07	) (10)
Net realized and unrealized gain (loss) on investments	(0.11)		0.78	1.07	(0.87)	0.20
Total from investment operations	(0.06)		0.82	1.10	(0.84)	0.13
Less distributions from:
Return of capital	—		—	—	—	(0.00	) (9)
Net investment income	(0.00	) (9)	(0.05)	(0.03)	(0.02)	(0.07)
Total distributions	(0.00	) (9)	(0.05)	(0.03)	(0.02)	(0.07)
Paid-in-Capital From Redemption Fees (9)	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$10.98		$11.04	$10.27	$9.20	$10.06
Total return (3)	(0.53)%		7.99%	11.97%	(8.33)%	1.31	% (8)
Net assets, at end of period (000s)	$4,743		$7,959	$5,019	$6,219	$7,646
Ratio of gross expenses to average net assets (4)(6)	1.98%		1.96%	2.07%	1.92%	1.95	% (5)
Ratio of net expenses to average net assets(6)	1.75%		1.75%	1.75%	1.75%	1.75	% (5)
Ratio of net investment income (loss) to average net assets(7)	0.47%		0.33%	0.34%	0.28%	(0.81	)% (5)
Portfolio Turnover Rate	318%		87%	106%	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed Global Sectors Fund Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)

Net asset value, beginning of period	$11.06	$10.28	$9.22	$10.07	$10.00
Activity from investment operations:
Net investment income (2)	0.07	0.07	0.06	0.06	0.06	(10)
Net realized and unrealized gain (loss) on investments	(0.10)	0.78	1.06	(0.86)	0.09
Total from investment operations	(0.03)	0.85	1.12	(0.80)	0.15
Less distributions from:
Return of capital	—	—	—	—	(0.00	) (9)
Net investment income	(0.04)	(0.07)	(0.06)	(0.05)	(0.08)
Total distributions	(0.04)	(0.07)	(0.06)	(0.05)	(0.08)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.99	$11.06	$10.28	$9.22	$10.07
Total return (3)	(0.27)%	8.29%	12.20%	(7.95)%	1.49	% (8)
Net assets, at end of period (000s)	$41,250	$44,866	$40,877	$57,230	$68,777
Ratio of gross expenses to average net assets (4)(6)	1.73%	1.71%	1.82%	1.67%	1.70	% (5)
Ratio of net expenses to average net assets(6)	1.50%	1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.61%	0.61%	0.59%	0.61%	0.67	% (5)
Portfolio Turnover Rate	318%	87%	106%	396%	173	% (8)

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$9.61		$9.83	$9.41	$10.10	$10.00
Activity from investment operations:
Net investment income (2)	0.31		0.32	0.32	0.13	0.30	(10)
Net realized and unrealized gain (loss) on investments	(0.69)		(0.21)	0.38	(0.54)	(0.20	) (10)
Total from investment operations	(0.38)		0.11	0.70	(0.41)	0.10
Less distributions from:
Net investment income	(0.39)		(0.33)	(0.28)	(0.28)	—
Total distributions	(0.39)		(0.33)	(0.28)	(0.28)	—
Paid-in-Capital From Redemption Fees	0.00	(9)	0.00 (9)	0.00 (9)	0.00 (9)	—
Net asset value, end of period	$8.84		$9.61	$9.83	$9.41	$10.10
Total return (3)	(3.95)%		1.09%	7.51%	(4.10)%	1.00	% (8)
Net assets, at end of period (000s)	$24,846		$41,998	$38,363	$4,651	$342
Ratio of gross expenses to average net assets (4)(6)	1.64	%(11)	1.64%	1.81%	2.83%	29.17	% (5)
Ratio of net expenses to average net assets(6)	1.60	%(11)	1.60%	1.60%	1.60%	1.60	% (5)
Ratio of net investment income to average net assets(7)	3.40	% (11)	3.23%	3.33%	1.27%	5.39	% (5)
Portfolio Turnover Rate	347%		143%	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(11)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.62%
Net expenses to average net assets	1.58%
Net investment income to average net assets	3.40%

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$9.57		$9.80	$9.37	$10.05	$10.00
Activity from investment operations:
Net investment income (2)	0.24		0.24	0.26	0.05	0.27	(10)
Net realized and unrealized gain (loss) on investments	(0.69)		(0.21)	0.37	(0.54)	(0.22	) (10)
Total from investment operations	(0.45)		0.03	0.63	(0.49)	0.05
Less distributions from:
Net investment income	(0.31)		(0.26)	(0.20)	(0.19)	—
Total distributions	(0.31)		(0.26)	(0.20)	(0.19)	—
Paid-in-Capital From Redemption Fees	—		0.00 (9)	0.00 (9)	0.00 (9)	—
Net asset value, end of period	$8.81		$9.57	$9.80	$9.37	$10.05
Total return (3)	(4.68)%		0.27%	6.80%	(4.85)%	0.50	% (8)
Net assets, at end of period (000s)	$1,109		$2,850	$2,490	$433	$18
Ratio of gross expenses to average net assets (4)(6)	2.39	% (11)	2.39%	2.56%	3.58%	29.92	% (5)
Ratio of net expenses to average net assets(6)	2.35	% (11)	2.35%	2.35%	2.35%	2.35	% (5)
Ratio of net investment income to average net assets (7)	2.65	% (11)	2.45%	2.65%	0.56%	4.77	% (5)
Portfolio Turnover Rate	347%		143%	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(11)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	2.37%
Net expenses to average net assets	2.33%
Net investment income to average net assets	2.65%

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Multi-Asset Income Fund Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2019		March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015 (1)
Net asset value, beginning of period	$9.61		$9.83	$9.42	$10.11	$10.00
Activity from investment operations:
Net investment income (2)	0.34		0.35	0.33	0.16	0.43	(10)
Net realized and unrealized gain (loss) on investments	(0.69)		(0.21)	0.39	(0.55)	(0.32	) (10)
Total from investment operations	(0.35)		0.14	0.72	(0.39)	0.11
Less distributions from:
Net investment income	(0.42)		(0.36)	(0.31)	(0.30)	—
Total distributions	(0.42)		(0.36)	(0.31)	(0.30)	—
Paid-in-Capital From Redemption Fees	0.00	(9)	0.00 (9)	0.00 (9)	0.00 (9)	—
Net asset value, end of period	$8.84		$9.61	$9.83	$9.42	$10.11
Total return (3)	(3.69)%		1.34%	7.72%	(3.87)%	1.10	% (8)
Net assets, at end of period (000s)	$19,680		$29,950	$16,849	$9,583	$2,363
Ratio of gross expenses to average net assets (4)(6)	1.39	% (11)	1.39%	1.56%	2.58%	28.92	% (5)
Ratio of net expenses to average net assets (6)	1.35	% (11)	1.35%	1.35%	1.35%	1.35	% (5)
Ratio of net investment income to average net assets (7)	3.68	% (11)	3.48%	3.41%	1.65%	7.58	% (5)
Portfolio Turnover Rate	347%		143%	120%	443%	59	% (8)

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

(11)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.37%
Net expenses to average net assets	1.33%
Net investment income to average net assets	3.68%

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016 (1)

Net asset value, beginning of period	$10.59	$9.89	$8.90	$10.00
Activity from investment operations:
Net investment income (2)	0.06	0.04	0.11	0.04	(10)
Net realized and unrealized gain (loss) on investments	(0.09)	0.71	1.07	(1.12)
Total from investment operations	(0.03)	0.75	1.18	(1.08)
Less distributions from:
Net investment income	(0.07)	(0.05)	(0.19)	(0.02)
Net realized gains	(0.58)	—	—	—
Total distributions	(0.65)	(0.05)	(0.19)	(0.02)
Paid-in-Capital From Redemption Fees	—	—	0.00 (9)	0.00	(9)
Net asset value, end of period	$9.91	$10.59	$9.89	$8.90
Total return (3)	(0.01)%	7.70%	13.45%	(10.83	)% (8)
Net assets, at end of period (000s)	$6,240	$7,739	$8,573	$9,197
Ratio of gross expenses to average net assets (4)(6)	1.80%	1.82%	2.31%	3.61	% (5)
Ratio of net expenses to average net assets(6)	1.50%	1.50%	1.50%	1.50	% (5)
Ratio of net investment income to average net assets (7)	0.59%	0.39%	1.21%	0.54	% (5)
Portfolio Turnover Rate	360%	137%	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Newfound Risk Managed U.S. Sectors Fund Class I
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016 (1)

Net asset value, beginning of period	$10.65	$9.92	$8.91	$10.00
Activity from investment operations:
Net investment income (2)	0.10	0.07	0.12	0.03	(10)
Net realized and unrealized gain (loss) on investments	(0.10)	0.74	1.10	(1.10)
Total from investment operations	0.00 (9)	0.81	1.22	(1.07)
Less distributions from:
Net investment income	(0.10)	(0.08)	(0.21)	(0.02)
Net realized gains	(0.58)	—	—	—
Total distributions	(0.68)	(0.08)	(0.21)	(0.02)
Paid-in-Capital From Redemption Fees (9)	0.00	0.00	0.00	0.00
Net asset value, end of period	$9.97	$10.65	$9.92	$8.91
Total return (3)	0.25%	8.13%	13.88%	(10.66	)% (8)
Net assets, at end of period (000s)	$38,842	$40,288	$13,836	$2,393
Ratio of gross expenses to average net assets (4)(6)	1.55%	1.57%	2.06%	3.36	% (5)
Ratio of net expenses to average net assets(6)	1.25%	1.25%	1.25%	1.25	% (5)
Ratio of net investment income to average net assets (7)	0.90%	0.65%	1.22%	0.37	% (5)
Portfolio Turnover Rate	360%	137%	190%	308	% (8)

(1)	The Newfound Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser and affiliates.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not annualized.

(9)	Amount represents less than $0.01 per share.

(10)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2019

1.	ORGANIZATION

The Newfound Risk Managed Global Sectors Fund (“Risk Managed Global Sectors Fund”), the Newfound Multi-Asset Income Fund (“Multi-Asset Income Fund”), and the Newfound Risk Managed U.S. Sectors Fund (“Risk Managed U.S. Sectors Fund”) (collectively the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Risk Managed Global Sectors Fund seeks long term capital appreciation and secondarily seeks capital preservation. The Multi-Asset Income Fund seeks income with capital appreciation as a secondary objective . The Risk Managed U.S. Sectors Fund seeks long term capital appreciation with an emphasis on preservation of capital. The Risk Managed Global Sectors Fund commenced operations on May 19, 2014. The Multi-Asset Income Fund commenced operations on September 8, 2014. The Risk Managed U.S. Sectors Fund commenced operations on June 2, 2015.

The Risk Managed Global Sectors Fund and the Risk Managed U.S. Sectors Fund currently offer Class A and Class I shares. Class C shares for the Risk Managed Global Sectors Fund and the Risk Managed U.S. Sectors Fund converted to Class A shares on March 27, 2018. The Multi-Asset Income Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like a common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In additionally, ETNs are subject to credit risk generally to the same extent as debt securities.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2019 for the Funds’ assets and liabilities measured at fair value:

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Newfound Risk Managed Global Sectors Fund
			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$46,075,836	$—	$—	$46,075,836
Total	$46,075,836	$—	$—	$46,075,836

Newfound Multi-Asset Income Fund
			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$44,335,029	$—	$—	$44,335,029
Exchange Traded Notes	1,355,244	—	—	1,355,244
Investments Purchased As Securities Lending Collateral	12,321,720	—	—	12,321,720
Total	$58,011,993	$—	$—	$58,011,993

Newfound Risk Managed U.S. Sectors Fund
			Level 3 (Other
		Level 2 (Other	Significant
		Significant	Unobservable
Assets *	Level 1 (Quoted Prices)	Observable Inputs)	Inputs)	Total
Exchange Traded Funds	$45,089,545	$—	$—	$45,089,545
Investments Purchased As Securities Lending Collateral	7,926,290	—	—	7,926,290
Money Market Fund	79,604	—	—	79,604
Total	$53,095,439	$—	$—	$53,095,439

The Funds did not hold any Level 2 or Level 3 securities during the period.

*	Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Risk Managed Global Sectors Fund, and quarterly for the Multi-Asset Income Fund and Risk Managed U.S. Sectors Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended 2016-2018, or expected to be taken in the Funds’ March 31, 2019 year-end tax returns. The Funds identified their major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Funds have entered into a securities lending arrangement with eSecLending, whereby eSecLending facilitates securities lending transactions between the Funds and one or more borrowers (each a “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the Funds’ agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Fund is indemnified for such losses by the security lending agreement. Should the Borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of March 31, 2019:

					Gross Amounts
					Not Offset in
					the Statement
					of Assets &
					Liabilities

			Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial
	of Recognized	Assets &	of Assets &	Instruments	Cash Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets
Newfound Multi-Asset
Income Fund
Description:
Securities Loaned	$12,072,161	$—	$12,072,161	$—	$12,072,161	$—
Total	$12,072,161	$—	$12,072,161	$—	$12,072,161	$—
Newfound Risk Managed U.S.
Sectors Fund
Description:
Securities Loaned	$7,757,935	$—	$7,757,935	$—	$7,757,935	$—
Total	$7,757,935	$—	$7,757,935	$—	$7,757,935	$—

The following table breaks out the holdings received as collateral as of March 31, 2019:

Newfound Multi-Asset Income Fund
Fidelity Government Money Market Portfolio, Institutional Class	$1,018,610
Morgan Stanley Prime Portfolio, Institutional Class	11,303,110
$12,321,720
Newfound Risk Managed U.S. Sectors Fund
Fidelity Government Money Market Portfolio, Institutional Class	$1,116,120
Morgan Stanley Prime Portfolio, Institutional Class	6,810,170
$7,926,290

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $161,832,678 and $167,966,548, respectively, for Risk Managed Global Sectors Fund, $220,567,090 and $243,989,814 respectively, for Multi-Asset Income Fund and $174,024,715 and $176,199,838 respectively, for Risk Managed U.S. Sectors Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Newfound Research LLC serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Prior to August 31, 2017, as compensation for its services and the related expenses borne by the Adviser, the Funds paid the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.15%, 1.00%, and 0.95% of the Risk Managed Global Sectors Fund’s, Multi-Asset Income Fund’s, and Risk Managed U.S. Sectors Fund’s average daily net assets, respectively.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

As of August 31, 2017, as compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, calculated and accrued daily and paid monthly, at an annual rate of:

Fund	Average Daily Net Assets	Advisory Fee
Newfound Risk Managed	$50 million and less;	1.15%
Global Sectors Fund	Greater than $50 million.	0.99%
Newfound Multi-Asset Income Fund	All Assets	0.69%
Newfound Risk Managed U.S. Sectors Fund	All Assets	0.95%

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until July 31, 2020 to waive a portion of its management fees and reimburse expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75% and 1.50% of average daily net assets attributable to the Risk Managed Global Sectors Fund Class A and Class I shares, respectively, 1.60%, 2.35%, and 1.35% attributable to the Multi-Asset Income Fund Class A, Class C and Class I shares, respectively, and 1.50% and 1.25% attributable to the Risk Managed U.S. Sectors Fund Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver, within three years of when the amounts were waived.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ management fees are subsequently less than the agreed upon percentage of average daily net assets attributable to Class A, Class C, and Class I shares, the Adviser shall be entitled to reimbursement by the Funds for such waiver. For the year ended March 31, 2019, the Adviser waived $116,887, $30,214 and $147,404 in expenses for the Risk Managed Global Sectors Fund, Multi-Asset Income Fund and Risk Managed U.S. Sectors Fund, respectively, pursuant to the Waiver Agreement. As of March 31, 2019, the Adviser has waived/reimbursed expenses that may be recovered no later than March 31 of the year indicated below:

	2020	2021	2022
Risk Managed Global Sectors Fund	$173,971	$109,271	$116,887
Multi-Asset Income Fund	$74,345	$32,177	$30,214	*
Risk Managed US Sectors Fund	$115,735	$121,599	$147,404

*	This amount is inclusive of $22,118 recapture earned but not taken by the Adviser.

The Board has adopted Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to their Class A shares and Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser.

The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2019, the Funds accrued the following fees under the Plans:

Fund	Fee
Risk Managed Global Sectors Fund	$16,685
Multi-Asset Income Fund	111,294
Risk Managed U.S. Sectors Fund	18,627

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. During the year ended March 31, 2019 the Distributor received $3,347 for the Risk Managed Global Sectors Fund, of which $494 was retained by the principal underwriter or other affiliated broker-dealers. The Distributor received $541 for the Multi-Asset Income Fund, of which $71 was retained by the principal underwriter or other affiliated broker-dealers. The Distributor received $8,726 for the Risk Managed U.S. Sectors Fund, of which $1,250 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds in accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	UNDERLYING FUND RISK

Each Underlying Fund, including each ETF, is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

6.	ETN RISK

Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

7.	REDEMPTION FEES

A 1.00% redemption fee is imposed by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 30 days of purchase date. Redemption fees are recorded by the Funds as a redemption of Fund shares and as a credit to paid-in-capital. For

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

the year ended March 31, 2019 the Funds received $397, $9,158, and $1,725 in redemption fees for the Risk Managed Global Sectors Fund, Multi-Asset Income Fund, and Risk Managed U.S. Sectors Fund, respectively.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes for the Funds as of March 31, 2019 and differs from market value by net unrealized appreciation/depreciation which consisted of:

		Gross Unrealized	Gross Unrealized	Total Unrealized
Fund	Aggregate Cost	Appreciation	Depreciation	Appreciation
Newfound Risk Managed Global Sectors Fund	$44,375,276	$1,978,963	$(278,403)	$1,700,560
Newfound Multi-Asset Income Fund	57,494,973	885,802	(368,782)	517,020
Newfound Risk Managed U.S. Sectors Fund	51,808,999	1,390,398	(103,958)	1,286,440

The tax character of Fund distributions paid for the year ended March 31, 2019 and March 31, 2018 was as follows:

	For the year ended March 31, 2019				For the year ended March 31, 2018
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Newfound Risk Managed Global Sectors Fund	$86,490	$—	$64,340	$150,830	$332,826	$—	$20,466	$353,292
Newfound Multi-Asset Income Fund	2,201,739	—	479,094	2,680,833	2,525,039	—	153,665	2,678,704
Newfound Risk Managed U.S. Sectors Fund	531,814	2,500,066	26,921	3,058,801	202,993	36,651	—	239,644

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss		Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Unrealized	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	Appreciation	Earnings/(Deficits)
Newfound Risk Managed Global Sectors Fund	$—	$—	$(501,943)	$—	$—	$1,700,560	$1,198,617
Newfound Multi-Asset Income Fund	—	—	(2,551,920)	—	(4,357,538)	517,020	(6,392,438)
Newfound Risk Managed U.S. Sectors Fund	—	—	—	—	(1,141,714)	1,286,440	144,726

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Newfound Risk Managed Global Sectors Fund	$—
Newfound Multi-Asset Income Fund	4,357,538
Newfound Risk Managed U.S. Sectors Fund	1,141,714

At March 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Newfound Risk Managed Global Sectors Fund	$501,943	$—	$501,943	Non-expiring
Newfound Multi-Asset Income Fund	2,551,920	—	2,551,920	Non-expiring
Newfound Risk Managed U.S. Sectors Fund	—	—	—

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions resulted in reclassifications for the Funds for the year ended March 31, 2019 as follows:

	Paid In	Accumulated
Fund	Capital	Earnings
Newfound Risk Managed Global Sectors Fund	$(64,340)	$64,340
Newfound Multi-Asset Income Fund	(479,094)	479,094
Newfound Risk Managed U.S. Sectors Fund	(26,921)	26,921

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2019, SP Investment Associates was the record owner of 59.83% of the Risk Managed Global Sectors Fund’s outstanding shares, TD Ameritrade was the record owner of 51.54% of the Multi-Asset Income Fund’s outstanding shares, National Financial Services, LLC (“NFS”) and Wells Fargo were the record owners of 48.62% and 44.62% of the Risk Managed U.S Sectors Fund’s outstanding shares, respectively. SP Investment Associates, TD Ameritrade, NFS, and Wells Fargo may be the beneficial owners of some or all of the shares for each respective Fund, or may hold the shares for the benefit of others. As a result, SP Investment Associates, TD Ameritrade, NFS, and Wells Fargo may be deemed to control the Risk Managed Global Sectors Fund, Multi-Asset Income Fund, and the Risk Managed U.S. Sectors Fund, respectively. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

The Adviser has an agreement with SP Investment Associates (“Investor”) whereby the Investor agreed to invest at least $25,000,000 in the Risk Managed Global Sectors Fund. The Investor agreed that its shares of the Risk Managed Fund would not be redeemed prior to June 30, 2017 unless certain conditions were met (which did not occur). As such, the Investor, who currently owns greater than 50% of the shares of the Risk Managed Global Sectors Fund, may redeem some or all of its shares in the Risk Managed Global Sectors Fund at any time. The Investor agreed to provide consulting services to the Risk Managed Global Sectors Adviser and assistance in gaining platform access with certain firms for the Adviser’s advised mutual funds and other investment products. In consideration for the mutual covenants of the parties, the Risk Managed Global Sectors Adviser agreed to pay the Investor 10 basis points per year (in monthly installments) based on the amount of the assets invested in the Risk Managed Global Sectors Fund. Such payments are made by the Risk Managed Global Sectors Fund Adviser and not by the fund.

10.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2019

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adopted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective as of the close of business on April 1, 2019, sales and operations of Class C shares of the Newfound Multi-Asset Income Fund will be suspended. Class C shares will be converted into Class A shares. The Newfound Multi-Asset Income Fund may recommence offering and operation of Class C shares in the future.

Effective April 1, 2019, the Adviser, has agreed to reduce the advisory fee for the Newfound Risk Managed Global Sectors Fund from 1.15% to 0.79% and the Newfound Risk Managed U.S. Sectors Fund from 0.95% to 0.79%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III and the Shareholders of Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund, and Newfound Risk Managed U.S. Sectors Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund, and Newfound Risk Managed U.S. Sectors Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust III, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets as indicated in the below table, and the related notes (collectively, the financial statements). We have also audited the financial highlights for each of the periods indicated in the table below. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the periods in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the	Statement of	Statement of Changes
Newfound Funds	Operations	in Net Assets	Financial Highlights
Newfound Risk Managed Global Sectors Fund	For the year ended March 31, 2019	For the years ended March 31, 2019 and 2018	For the years ended March 31, 2019, 2018, 2017, 2016 and for the period May 19, 2014 (commencement of operations) to March 31, 2015
Newfound Multi-Asset Income Fund	For the year ended March 31, 2019	For the years ended March 31, 2019 and 2018	For the years ended March 31, 2019, 2018, 2017, 2016 and for the period September 8, 2014 (commencement of operations) to March 31, 2015
Newfound Risk Managed U.S. Sectors Fund	For the year ended March 31, 2019	For the years ended March 31, 2019 and 2018	For the years ended March 31, 2019, 2018, 2017 and for the period June 2, 2015 (commencement of operations) to March 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of March 31, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the Funds’ auditor since 2015.

Denver, Colorado

May 30, 2019

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited)
March 31, 2019

Renewal of Advisory Agreement–Newfound Risk Managed Global Sectors Fund, Newfound Multi-Asset Income Fund and Newfound Risk Managed U.S. Sectors Fund*

In connection with a meeting held on February 20-21, 2019, the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Newfound Research, LLC (the “Adviser”) and the Trust, with respect to the Newfound Risk Managed Global Sectors Fund (“Newfound GS”), Newfound Multi-Asset Income Fund (“Newfound MAI”) and Newfound Risk Managed U.S. Sectors Fund (“Newfound US” and collectively, the “Newfound Funds”). In considering the renewal of the Advisory Agreements, the Trustees received materials specifically relating to Newfound GS, Newfound MAI and Newfound U.S. and the Advisory Agreements.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

Nature, Quality and Extent of Services. The Board observed that the Adviser’s management team had distinguished academic backgrounds with a wide array of skills in portfolio management, tactical quantitative analysis, compliance and technology. The Board discussed that the Adviser’s proprietary quantitative model was used to manage rules-based equity and ETF portfolios. The Board acknowledged that the model, coupled with the Adviser’s own evaluation of market trends and active management style, determined when it was necessary to rebalance Newfound Funds’ portfolios. The Board remarked that the Adviser’s risk management process included a dynamic, volatility-adjusted momentum model to reduce sector exposure and conducting quality control checks when the model generated new allocations. The Board noted that the Adviser monitored compliance with Newfound Funds’ investment limitations by building those limitations directly into the models. The Board discussed that the Adviser selected and maintained its broker/dealer list based on execution quality and competitive costs, and used a third-party consulting firm to analyze trades to ensure best execution. The Board observed that one of the Adviser’s portfolio managers had resigned and was replaced by an internal qualified professional whose research has been quoted in several financial publications. The Board recognized that the Adviser was known in the industry for its quantitative research, and that the Adviser consistently employed its rules-based models with a focus on risk management. The Board concluded that the Adviser should continue to provide high quality service to Newfound Funds and their respective shareholders.

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2019

Performance.

Newfound MAI—The Board observed that Newfound MAI underperformed the benchmark S&P 500 TR Index, the blended MSCI ACWI/Barclays Aggregate Bond Index, its peer group and Morningstar category over the 1-year, 3-year and since inception periods. The Board reviewed the Adviser’s position that the blended benchmark provided a better comparison because Newfound MAI had a similar risk level to the blended benchmark and could be used as an income sleeve to complement traditional moderate asset allocation strategies. The Board discussed that the Adviser attributed Newfound MAI’s underperformance to its bias away from equities and its underweight in convertibles, U.S. REITs and U.S. dividend paying stocks while being overweight in preferred stocks and U.S. denominated emerging market bonds. The Board observed that the Adviser was considering using multiple trend metrics for each sector instead of just the one it currently used. The Board recognized Newfound MAI’s potential to produce income with reduced risk and had generally performed as expected. Although past performance is not predictive of future results, the Board concluded the Adviser was expected to provide reasonable returns to Newfound MAI and its shareholders.

Newfound GS—The Board remarked that Newfound GS underperformed its peer group, Morningstar category, the MSCI ACWI NR Index and the blended MSCI ACWI NR/U.S. Treasury 1-3 year Index over the 1-year and since inception periods. It noted that Newfound GS outperformed its Morningstar category for the 3-year and since inception period, its peer group and the blended benchmark for the 3-year period. The Board reviewed the Adviser’s position that the blended benchmark provided a better comparison because Newfound GS had a similar risk level to the blended benchmark and could be used as a risk management sleeve to complement a traditional asset allocation. The Board discussed that the Adviser attributed Newfound GS’ underperformance to whipsaws in 2015, 2016 and 2018. The Board acknowledged that during the volatility of the fourth quarter of 2018, Newfound GS built a defensive cash position which limited drawdowns. The Board observed that the Adviser was considering using multiple trend metrics for each sector instead of just the one it currently used. The Board recognized Newfound GS’ potential to reduce risk and would most likely underperform equities in bullish markets and outperform during bearish markets. Although past performance is not predictive of future results, the Board concluded the Adviser was expected to provide reasonable returns to Newfound GS and its shareholders.

Newfound US—The Board commented that Newfound US outperformed its Morningstar category across all periods, and its peer group over the 3-year and since inception periods. The Board remarked that Newfound US underperformed the Russell 1000 TR Index across all periods and the blended S&P 500 TR Index/U.S. Treasury 1-3 year Index over the 1-year and since inception period The Board reviewed the Adviser’s position that the blended benchmark provided a better comparison because Newfound US had a similar risk level and could be used as a risk management sleeve to complement a traditional asset allocation. The Board discussed that the Adviser attributed Newfound US’ underperformance to whipsaws in 2015, 2016 and 2018. The Board noted that Newfound US benefitted from being overweight in equities relative to

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2019

fixed income securities. The Board observed that the Adviser was considering using multiple trend metrics for each sector instead of just the one it currently used. The Board recognized Newfound US’ potential to reduce risk and would most likely underperform equities in bullish markets and outperform during bearish markets. Although past performance is not predictive of future results, the Board concluded the Adviser was expected to provide reasonable returns to Newfound US and its shareholders.

Fees and Expenses.

Newfound MAI—The Board observed that the Newfound MAI peer group selected by Broadridge consisted of 9 funds with an average size of $48.7 million. The Board noted that the Adviser’s advisory fee of 0.69% for Newfound MAI was lower than the peer group and Morningstar category averages and medians. The Board discussed that Newfound MAI’s 1.81% net expense ratio was higher than its peer group’s high and higher than the Morningstar category average and median but lower than the Morningstar category high of 2.65%. Given these considerations, the Board concluded that the Adviser’s advisory fee for Newfound MAI was not unreasonable.

Newfound GS—The Board remarked that the Newfound GS peer group selected by Broadridge consisted of 15 funds with an average size of $56.2 million. The Board noted that the Adviser’s advisory fee of 1.14% for Newfound GS was higher than the peer group and Morningstar category averages and medians, but lower than the peer group high and Morningstar category highs of 1.45%. The Board noted that the Adviser proposed lowering its advisory fee for Newfound GS to 0.79%, which was lower than the peer group average and median, and in line with the Morningstar category average and median. The Board discussed that Newfound GS’s 1.50% net expense ratio was higher than the peer group and Morningstar category averages and medians, but lower than the peer group high of 2.24% and Morningstar category high of 2.65%. Given these considerations, the Board concluded that the Adviser’s advisory fee for Newfound GS was not unreasonable.

Newfound US—The Board discussed that the Newfound US peer group selected by Broadridge consisted of 14 funds with an average size of $100 million. The Board noted that the Adviser’s advisory fee of 0.95% for Newfound US was lower than the peer group median and lower than the peer group high of 1.25% and Morningstar category high of 1.45%. The Board noted that the Adviser proposed lowering its advisory fee for Newfound US to 0.79% which was lower than the peer group median and average, and in line with the Morningstar category median and average. The Board discussed that Newfound US’ 1.25% net expense ratio was lower than the peer group median and average and in line with Morningstar category average. Given these considerations, the Board concluded that the Adviser’s advisory fee for Newfound US was not unreasonable.

Economies of Scale. The Board discussed the Adviser’s proposal to eliminate breakpoints for Newfound Funds as a consequence of its reduced advisory fees for each Newfound Fund and noted that the proposed new fees were lower than any fee under the current

The Newfound Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)
March 31, 2019

breakpoint schedule. The Board agreed to monitor asset levels for each Newfound Fund and revisit this issue when appropriate.

Profitability. The Board reviewed the Adviser’s profitability analysis in connection with its advisory services provided to each of the Newfound Funds, and noted that the Adviser was managing each of the Newfound Funds at a modest profit in terms of actual dollars. The Board concluded, therefore, that the Adviser’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for each of Newfound MAI, Newfound GS and Newfound US was not unreasonable and that renewal of each Advisory Agreement was in the best interests of each Newfound Fund and its respective shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

The Newfound Funds
Expense Examples (Unaudited)
March 31, 2019

Example

As a shareholder of the Funds you will incur two types of costs: (1) transaction costs, including sales loads and/or redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and/or other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not any Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	10/1/18	3/31/19	Period	3/31/19	Period

Newfound Risk Managed Global Sectors Fund – Class A (a)	1.75%	$1,000.00	$945.90	$8.49	$1,016.21	$8.80
Newfound Risk Managed Global Sectors Fund – Class I (a)	1.50%	$1,000.00	$946.80	$7.28	$1,017.45	$7.54
Newfound Multi-Asset Income Fund – Class A (a)	1.60%	$1,000.00	$950.10	$7.78	$1,016.95	$8.05
Newfound Multi-Asset Income Fund – Class C (a)	2.35%	$1,000.00	$946.70	$11.41	$1,013.21	$11.80
Newfound Multi-Asset Income Fund – Class I (a)	1.35%	$1,000.00	$951.50	$6.57	$1,018.20	$6.79
Newfound Risk Managed U.S. Sectors Fund – Class A (a)	1.50%	$1,000.00	$929.40	$7.65	$1,017.45	$8.00
Newfound Risk Managed U.S. Sectors Fund – Class I (a)	1.25%	$1,000.00	$931.10	$6.45	$1,018.70	$6.74

(a)	Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365.

The Newfound Funds
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2019

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address,Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance,American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	3	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2019, the Trust was comprised of 36 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/19-NLFT III-v1

The Newfound Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2019

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

3/31/19-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.

INVESTMENT ADVISER
Newfound Research LLC
425 Boylston Street, 3rd Floor
Boston, MA 02116

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $47,050

2018 - $47,050

(b)	Audit-Related Fees

2019 – None

2018 - None

(c)	Tax Fees

2019 - $9,900

2018 - $9,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2018 - None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 06/5/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 06/5/2019

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 06/5/2019